UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

BIG LOTS, INC.
 (Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 12, 2010, Big Lots, Inc. (“we,” “us” or “our”) issued a press release which announced participation in an investor conference, updated comparable store sales guidance for our fourth quarter of fiscal 2009, and updated earnings guidance for our fourth quarter and full year fiscal 2009.

The press release included an estimate of our fiscal 2009 adjusted diluted earnings per common share, a “non-GAAP financial measure” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229).  This non-GAAP financial measure excludes from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) $0.10 per diluted common share related to the net gain on the sale of real estate that was recognized in the third quarter of fiscal 2009.  As required by Rule 100 of Regulation G and Item 10 of Regulation S-K, the press release, which was posted in the Investor Relations section of our website, contained a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measure and the most directly comparable financial measure calculated and presented in accordance with GAAP.

Our management believes that the disclosure of this non-GAAP financial measure provides useful information to investors because the non-GAAP financial measure presents an alternative and more relevant method for measuring our operating performance, excluding a special item included in the most directly comparable GAAP financial measure, that our management believes is more indicative of our ongoing operating results and financial condition.  Our management uses non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP.  Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as an exhibit to this Form 8-K is a copy of our January 12, 2010 press release (Exhibit 99.1), including information concerning forward-looking statements and factors that may affect our future results.  By providing the information in this Form 8-K and the attached exhibit, we are making no admission as to the materiality of any information in this Form 8-K or the exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Big Lots, Inc. press release dated January 12, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

BIG LOTS, INC.

Date: January 12, 2010	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary